                                                                      EXHIBIT 10

                              INVESTMENT AGREEMENT



     This Investment Agreement dated as of Febraury 2, 1994, between NORWEST CORPORATION, a Delaware corporation ("Norwest") and the undersigned shareholders of LINDEBERG FINANCIAL CORPORATION ("Lindeberg"), a Minnesota corporation (collectively, the "Shareholders").

     WHEREAS Norwest and Lindeberg are parties to an Agreement and Plan of Reorganization dated as of July 9, 1993 (the "Reorganization Agreement") providing for the merger of a wholly-owned subsidiary of Norwest with and into Lindeberg (the "Merger") in exchange for a number of shares of common stock of Norwest, par value $1-2/3 per share ("Norwest Common Stock") under the terms and conditions set forth therein, and

     WHEREAS the Reorganization Agreement provide that the shares of Norwest Common Stock to be issued in the Merger (the "Shares") will be issued in a private transaction pursuant to one or more exemptions from registration under the Securities Act of 1993, as amended (the "Securities Act") at the time of the closing of the Merger but that the Shares will be subject to registration rights as set forth in this Investment Agreement, and

     WHEREAS the parties wish to set forth certain representations, agreements and undertakings for the purpose of qualifying the Shares for such exemptions from registration and to fix the terms and conditions of such registration rights.

     NOW, THEREFORE, the parties hereto, in consideration of the premises and of the mutual covenants and agreements contained herein, agree as follows:

     1. REPRESENTATIONS AND COVENANTS OF SHAREHOLDERS. In order to induce Norwest to consummate the Merger contemplated by the Reorganization Agreement and to issue and exchange the Shares for the shares of Lindeberg common stock held by each of the Shareholders, each of the Shareholders represents and warrants to, or agrees with, Norwest as follows:

     (a) Information with respect to Norwest. Norwest has furnished to each of the Shareholders, on or prior to the Closing Date (as defined in the Reorganization Agreement), each of the following documents: (i) Norwest's annual report on Form 10-K for the year ended December 31, 1992, (ii) Norwest's quarterly reports on Form 10-Q for each of the quarters ended March 31, 1992, June 30, 1992, September 30, 1992 and each quarterly report filed by Norwest with the Securities and Exchange

Commission (the "SEC") since January 1, 1993 and prior to the Closing Date,
(iii) Norwest's notice of its 1993 annual meeting, its 1993 proxy statement and its annual report to shareholders for the fiscal year ended 1992, and (iv) all other documents, if any, filed with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") between January 1, 1993 and the Closing Date.

     (b) Shareholder Intent/Legending of Certificates.
         --------------------------------------------

          (i) Investment Intent. Each Shareholder (1) has such knowledge and experience in financial matters that the Shareholder is capable of evaluating the merits and risks of the acquisition of the Shares and has requested, received, reviewed and considered all information the Shareholder deems relevant in making an informed decision to acquire the Shares, (2) intends to acquire the Shares to be received in the Merger for investment only and with no present intention of distributing or reselling any of such Shares (other than for sales pursuant to the Registration Statement (as defined below), or sales which are otherwise in compliance with the Securities Act and the rules and regulations promulgated thereunder), and (3) agrees that the Shareholder will not, directly or indirectly, offer, sell, pledge, transfer, or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge
     of) any of the Shares or the Shareholder's right to acquire the Shares under the Reorganization Agreement and this Investment Agreement except in both cases in compliance with the Reorganization Agreement, this Investment Agreement, the Securities Act and the rules and regulations promulgated thereunder.

          (ii) Tax Matters. The Shareholders jointly and severally represent and warrant to, and agree with Norwest (1) that there is no present plan or intention by any such Shareholder to sell, exchange, or otherwise dispose of a number of Shares received in the transaction that would reduce the Shareholders' ownership of the Shares, as a group, to a number of shares having a value, as of the Effective Date of the Merger, of less than 50 percent of the "Exchanged Value". For the purposes of this Investment Agreement, the term "Exchanged Value" shall be the value in U.S. dollars of all of the formerly outstanding Lindeberg stock as of the Effective Date of the Merger, including the value of any shares of Lindeberg stock exchanged for cash or other property, surrendered by dissenters, or exchanged for cash in lieu of fractional shares of Norwest Common Stock in the Merger, together with the value of any shares of Lindeberg stock and shares of Norwest Common Stock held by any of the Shareholders and otherwise sold, redeemed, or disposed of prior to or subsequent to the Merger, and (2) that it is the Shareholders' intention that the Merger will qualify as a tax-free reorganization under Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code"), and the rules, regulations, and interpretations promulgated or issued thereunder.

          (iii) Legending of Certificates. Each Shareholder acknowledges and agrees that the Shares being issued in accordance with the Reorganization Agreement (1) have not been registered under the Securities Act in reliance upon one or more exemptions from registration under the Securities Act, and
     (2) are subject to certain restrictions on transfer as set forth in Exhibit B to the Reorganization Agreement. Each of the Shareholders further acknowledges and understands that Norwest is relying on the truth and accuracy of the representations made by each Shareholder herein for purposes of, among other matters, establishing the existence of such exemptions and qualifying the Merger for treatment as a tax-free reorganization under the Code. Each Shareholder further understands that the certificates evidencing the shares will bear a restrictive legend as set forth in Exhibit B to the Reorganization Agreement.

     (c) Shareholder Information. Each Shareholder covenants and agrees (i) to furnish to Norwest, in writing, any information relating to the Shareholder which Norwest reasonably determines to be necessary for disclosure in any Registration Statement covering the Shares (or any amendment thereto) or for the purpose of complying with an exemption from registration or applicable blue sky laws, promptly after request therefor by Norwest, (ii) that the Shareholder will discuss such information with Norwest or its representatives, upon the request of Norwest, and (iii) that the Shareholder will otherwise cooperate with Norwest to achieve compliance with applicable exemptions and applicable blue sky laws in Norwest's preparation of the Registration Statement. Each Shareholder warrants that all information to be furnished by the Shareholder to Norwest pursuant to this subparagraph 1(c) shall be true and correct.

     (d) Compliance with Transfer Requirements. Each Shareholder covenants with Norwest that the Shareholder will fully comply with the prospectus delivery requirements under the Securities Act in connection with any sale of the Shares pursuant to the Registration Statement, and with the Transfer procedures set forth in Paragraph 3(e) hereof.

     (e) Capacity and Enforceability. Each Shareholder represents, warrants and covenants to Norwest that (i) the Shareholder has full right, power, authority and capacity to enter into this Investment Agreement and to consummate the transactions contemplated hereby, and (ii) upon its execution and delivery, this Investment Agreement shall constitute a valid and binding obligation of each Shareholder, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors and contracting parties generally and except as enforceability may be subject to general principles of equity and except as enforcement of the indemnification provisions of this Investment Agreement may be affected by applicable federal or state securities laws.

     2. REGISTRATION PROCEDURES AND EXPENSES. Following the Effective Date of the Merger (as defined in the Reorganization Agreement), Norwest agrees to take the following actions:

     (a) Registration Statement. Norwest will prepare as soon as practicable following the the day on which the Board of Governors of the Federal Reserve System issues an order, which complies with paragraph 7(e) of the Reorganization Agreement, approving consummation of the Merger and file with the SEC as soon as practicable following the Effective Date of the Merger a registration statement on Form S-3 (or if then unavailable, any other similar short-form registration statement available to Norwest for use in secondary offerings) covering all of the Shares (the "Registration Statement"). Norwest represents that, as of the date hereof, it is eligible to file a registration statement on Form S-3.

     (b) Right to Defer Registration. If Norwest shall furnish to the Shareholder a certificate signed by the Chief Executive Officer or Chief Financial Officer of Norwest stating that in the good faith judgment of Norwest, it would be detrimental to Norwest and its stockholders for Norwest to immediately proceed with the preparation and filing of such Registration Statement, Norwest shall have the right to defer such filing for a reasonable period not to exceed 30 days; provided, however, that notwithstanding any exercise of this deferral right, Norwest shall file the Registration Statement not later than the third business day after the first date (the "Publication Date") on which Norwest releases for publication, by press release or otherwise, its quarterly or annual summary statement of earnings (as may then be applicable) and shall use its best efforts to cause the Registration Statement to become effective as soon as practicable after the date such statement of earnings is released, subject in any event to Norwest's right to defer filing or delay effectiveness of the Registration Statement for one or more successive 30-day periods upon the delivery to the Shareholders of the certificate described in the first sentence of this paragraph 2(b). Any such certificate delivered subsequent to the Publication Date shall be effective only if it is based on events occurring or circumstances arising subsequent to the Publication Date. Norwest shall send to the Shareholders, by telecopy, on the Publication Date and on each Earnings Publication Date (as defined in paragraph 3(d)), a copy of the statement of earnings released on such date.

     (c) Effective Date. Norwest shall, subject to subparagraph 2(b) above, use its best efforts to cause the Registration Statement to become effective within 30 days after the receipt from the Shareholders of all information necessary for inclusion in the Registration Statement.

     (d) Amendments or Subsequent Registration Statement. Norwest shall, subject to paragraph 3 below, prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier of (i) the date that all of the Shares have been sold pursuant thereto, or (ii) until all of the Shares owned by the Shareholders may be sold in a public distribution, pursuant to Rule 144(c) through (i) of the SEC or any other rule of similar effect, without the registration of such Shares under the Securities Act; or, in lieu of filing an amendment or supplement to the Registration Statement, Norwest may, at its option, if no additional delay other than waiting periods imposed by the Securities Act will be caused the Shareholders, file and cause to become effective a subsequent registration statement on such other form as may be then available to Norwest covering the Shares to permit the Transfer (as defined in paragraph 3(a) hereof) of the Shares from time to time. If Norwest elects to file such subsequent registration statement which thereafter becomes effective, such subsequent registration statement, upon its effectiveness, shall be deemed the "Registration Statement" for all purposes of this Investment Agreement. The period from the effective date of the Registration Statement through the earlier of the dates described in clauses (i) and (ii) of this paragraph 2(d) is herein referred to as the "Effective Period".

     (e) Copies of Prospectus. Norwest shall furnish to the Shareholders with respect to the Shares registered on such Registration Statement copies of the prospectuses and preliminary prospectuses as required by the Securities Act and such other documents as the Shareholders may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Shareholders.

     (f) Blue Sky Filings. Norwest shall file documents required of Norwest for normal blue sky clearance in Minnesota and in such other states as shall reasonably be specified by the Shareholders, except that Norwest shall not be required to obtain blue sky clearance for the Shares in any state where Norwest may be required to qualify to do business as a foreign corporation or as a dealer in any state where it is not so qualified, to conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of such state, to execute and file a general consent to service of process under the laws of any state, to take any action which would subject it to service of process in suits other than those arising out of the offer and sale of the Shares covered by such Registration Statement, or to subject itself to taxation in any state where it is not so subject at the time Norwest is asked to obtain blue sky clearance.

     (g) Expenses. Norwest agrees to bear all expenses in connection with the registration of the Shares on such Registration Statement and the satisfaction of the blue sky requirements set forth in this Investment Agreement, except underwriting discounts and selling commissions, and fees and expenses, if any, of counsel and other advisors to the Shareholders.

     (h) Underwriters. Norwest understands that the Shareholders disclaim being underwriters, for purposes of the Securities Act, but if any of the Shareholders are deemed to be underwriters that fact shall not relieve Norwest or any of the Shareholders of any of their respective obligations under this Investment Agreement.

     3.   TRANSFERS OF SHARES AFTER REGISTRATION; AMENDED REGISTRATION
STATEMENT.

     (a) Transfers. The Shareholders agree that none of them will effect any disposition of any of the Shares (a "Transfer") until after publication by Norwest of financial results including at least 30 days of combined operations of Lindeberg and Norwest. Each Transfer during the Effective Period shall be subject to receipt of the notice of approval set forth in paragraph 3(b) and shall be effected either: (i) upon three (3) business days written notice to Norwest if such Transfer is to be effected pursuant to the Registration Statement and the prospectus included therein, or (ii) upon prior written notice to Norwest specifying the number of Shares involved and describing the manner in which such Transfer is to be made, which notice shall be accompanied by an opinion of counsel experienced in securities law matters reasonably satisfactory to Norwest (stating, in substance, that registration under the Securities Act is not required with respect to the Transfer and that the Transfer will not result, directly or indirectly, in a violation by Norwest of any applicable blue sky statute) so long as such Transfer is effected in a manner consistent with the Shareholder's notice to Norwest. For purposes of this Investment Agreement, a Transfer shall be deemed to have occurred on the date (A) an order to sell any Shares is placed with a broker, or (B) an offer to sell any Shares is made directly to a market maker, or (C) on the date the Shareholder enters into any agreement or undertaking (other than in the circumstances described in clauses
(A) or (B) above) pursuant to which the Shareholder becomes irrevocably and unconditionally committed to dispose of any Shares.

     (b) Notice of Approval or Deferral of Proposed Transfer. On or before 5:00 p.m. (Minneapolis, Minnesota time) on the third business day after receiving notice of a proposed Transfer under paragraph 3(a) above, Norwest shall notify the Shareholders (i) that the proposed Transfer may be effected as set forth in the notice of proposed Transfer, in which case the proposed Transfer must be completed on the earlier of within 10 days from the date of receipt by the Shareholders of such notice of approval or prior to receipt of a certificate described in paragraph 3(d) below, or (ii) that the proposed Transfer must be deferred either (A) because, in the opinion of Norwest's counsel, the Registration Statement should be amended or supplemented so that a Transfer of the Shares pursuant to the Registration Statement can be effected in compliance with the Securities Act and the 1934 Act, or (B) because Norwest has given the Shareholders the certificate described in paragraph 3(d) below.

     (c)  Right to Amend Registration Statement.   Subject to the provisions of
subparagraph 3(d) below, if Norwest notifies the Shareholders that the Registration Statement is required to be amended or supplemented so that a Transfer of the Shares pursuant to the Registration Statement can be effected in compliance with the Securities Act and the 1934 Act, then (i) Norwest shall, within twenty days thereafter, prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary to permit the Shareholders to Transfer their Shares pursuant to the Registration Statement in compliance with the Securities Act and the 1934 Act, and (ii) until such amendment or supplement becomes effective pursuant to the rules and regulations promulgated under the Securities Act, none of the Shareholders shall effect any Transfer of the Shares except in the manner set forth in paragraph 3(a)(ii) above. Notwithstanding the foregoing, the obligations of Norwest to notify the Shareholders pursuant to this subparagraph 3(c) and to file any amendment or supplement to the Registration Statement shall not apply with respect to any amendment or supplement relating to information supplied by any of the Shareholders or any other person selling shares pursuant to the Registration Statement unless the Shareholders or such other person shall have given prior written notice to Norwest that an amendment or supplement is required, in which case (i) Norwest shall file such amendment or supplement within twenty days following the date such notice is received by Norwest, and
(ii) until such amendment or supplement becomes effective pursuant to the rules and regulations promulgated under the Securities Act, none of the Shareholders shall effect any Transfer of the Shares, except in the manner set forth in subparagraph 3(a)(ii) above.

     (d) Right to Defer Transfer. If Norwest shall furnish to the Shareholder a certificate signed by the Chief Executive Officer or Chief Financial Officer of Norwest stating that in the good faith judgment of Norwest, it would be detrimental to Norwest and its stockholders for the Shareholders to immediately proceed with the proposed Transfer, (i) Norwest shall have the right to defer such Transfer for a reasonable period not to exceed 30 days, and (ii) until the expiration of such 30-day period (or any successive 30-day period to which Norwest shall become entitled through the execution and delivery to the Shareholder of one or more additional certificates prior to the expiration of such 30-day period), none of the Shareholders shall effect any Transfer of the Shares, except in the manner set forth in subparagraph 3(a)(ii) above;
provided, however, that notwithstanding any exercise of this deferral right, the Shareholders shall have the right to effect a Transfer of the Shares during the period commencing on the third business day after each date (an "Earnings Publication Date") on which Norwest releases for publication, by press release or otherwise, its quarterly or annual summary statement of earnings (as may then be applicable) and ending on the twelfth business day following such date provided that (i) the Shareholder has first given Norwest notice not later than three business days prior to the proposed effective date of such Transfer within such period; and (ii) Norwest does not exercise its right to defer such Transfer following receipt of such notice from the Shareholder by delivering the certificate described in the first sentence of this paragraph 3(d). Any such certificate delivered subsequent to an Earnings Publication Date shall be effective only if based on events occurring or circumstances arising subsequent to such Earnings Publication Date.

     (e) Transfer Procedures. During the Effective Period, if a Transfer has been made in compliance with this Investment Agreement the Shareholder shall furnish to Norwest's Transfer Agent the certificates evidencing the Shares being transferred, together with (i) a representation letter signed by the Shareholder making the Transfer, with a copy to Norwest, in which the Shareholder represents and warrants to Norwest that (1) with respect to a Transfer effected pursuant to the Registration Statement, the

Shareholder has complied with all prospectus delivery requirements in connection with the Transfer and under the Securities Act; (2) the number of Shares being transferred, when added to any shares previously transferred pursuant to the Registration Statement or the Investment Agreement, do not exceed the number of shares set forth opposite his or her name in the "Selling Shareholder" table in the prospectus included in the Registration Statement; and (3) the Transfer has been made in compliance with all the terms and provisions of the Investment Agreement; and (ii) any other opinions or certifications required under the Investment Agreement and such other documents as Norwest's Transfer Agent may reasonably require.

     4. INFORMATION TO BE FURNISHED TO SHAREHOLDERS. So long as the Registration Statement is effective, Norwest shall furnish to each of the Shareholders as soon as practicable after available, one copy of (i) its annual report to shareholders (which shall contain audited financial statements prepared in accordance with generally accepted accounting principles), (ii) such quarterly reports to shareholders which Norwest may prepare and distribute from time to time, and (iii) a full copy of the Registration Statement covering the Shares (excluding exhibits). In addition, upon the reasonable request of any of the Shareholders, Norwest shall furnish to such Shareholder any other information that is generally made available to the public by Norwest.

     5. TERMINATION OF CONDITIONS AND OBLIGATIONS. The conditions precedent imposed by this Investment Agreement upon the transferability of the Shares shall terminate as to any particular shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement, or at such time as an opinion of counsel satisfactory to Norwest shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

     6.   INDEMNIFICATION.

     (a) Definitions. As used in this paragraph 6, (i) the term "Registration Statement" shall include any preliminary prospectus, final prospectus, exhibit, amendment or supplement included in or relating to the registration statement referred to in this Investment Agreement, (ii) the term "untrue statement" shall include any statement of a material fact in the Registration Statement which is (or is alleged to be) untrue, and any omission (or alleged omission) to state in the Registration Statement of a material fact required to be stated therein or necessary to make any statement therein, in the light of the circumstances under which it was made, not misleading, and (iii) the term "tax liabilities" shall mean any obligation of Norwest for income taxes (including interest and penalties) arising from the failure of the Merger to qualify for treatment as a tax-free reorganization under the Code, or under any regulations thereunder or interpretations with respect thereto, directly or indirectly resulting from the breach by the Shareholders of their representations and agreements set forth in paragraph 1(b)(ii) of this Investment Agreement.

     (b) Indemnification of the Shareholders. Norwest agrees to indemnify and hold harmless each Shareholder (and, if any Shareholder is not a natural person, each officer, director or partner of such Shareholder and each person who controls such Shareholder within the meaning of Section 15 of the Securities
Act) from and against any claims, losses, damages or liabilities to which such Shareholder (or any such officer, director, partner or controlling person) may become subject (under the Securities Act or otherwise) insofar as such claims, losses, damages or liabilities arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement, and Norwest will indemnify such Shareholder for reasonable attorneys' fees and expenses incurred in investigating, preparing to defend or defending against any such claims, losses, damages or liabilities; provided, however, that Norwest shall not be liable to indemnify any Shareholder to the extent that such claim, loss, damage or liability arises out of or is based upon (i) an untrue statement made in reliance upon and in conformity with written information furnished to Norwest by or on behalf of any Shareholder specifically for use in preparation of the Registration Statement, or (ii) sales not in compliance with the terms of this Investment Agreement.

     (c) Indemnification of Norwest. Each Shareholder agrees: (i) to indemnify and hold harmless Norwest, each officer of Norwest who signs the Registration Statement, each director of Norwest and each other person selling Shares pursuant to the Registration Statement (and each person, if any, who controls such other person within the meaning of Section 15 of the Securities Act and each officer, director or partner of such person) from and against any claims, losses, damages or liabilities to which Norwest (or any such officer, director or other person) may become subject (under the Securities Act or otherwise), insofar as such claims, losses, damages or liabilities arise out of, or are based upon (A) any untrue statement made in reliance upon and in conformity with written information furnished by or on behalf of any Shareholder specifically for use in preparation of the Registration Statement, or (B) any sale not in compliance with the terms of this Investment Agreement; and each Shareholder will reimburse Norwest (and any such officer, director or other person) for reasonable attorneys' fees and expenses incurred in investigating, preparing to defend and defending against any such claims, losses, damages or liabilities, and (ii) to indemnify and hold Norwest harmless from any and all tax liabilities in connection with the Merger.

     (d) Notice of Claim and Defense of Claim or Action. Promptly after receipt of notice of any claim or commencement of any action for which indemnification is sought under this paragraph 6, the person seeking indemnification (the "Claimant") shall give the person from whom indemnification is sought (the "Indemnifier") written notice of such claim or the commencement of such action ("Notice"). If, within five (5) days of receipt of such Notice, Indemnifier notifies the Claimant that it has elected to assume the defense of such claim or action, with counsel reasonably satisfactory to the Claimant, then the Indemnifier shall not be liable to such Claimant for any legal expenses subsequently incurred by the Claimant in such defense; provided, however, that if, in the reasonable judgment of the Claimant, there is or would be a conflict of interest that would make it inappropriate for the same counsel to represent both the Claimant and the Indemnifier, then the Claimant shall be entitled to retain its own counsel at the expense of the Indemnifier.

     7. NOTICES. Any notice or other communication provided for herein or given hereunder to a party hereto shall be in writing and shall be delivered in person or sent by telecopy to the address or telecopy number set forth below and a copy of such notice shall be mailed by first class registered or certified mail, postage prepaid, addressed as follows:

          If to Norwest:

               Norwest Corporation
               Sixth and Marquette
               Minneapolis, Minnesota  55479-1026
               Attention:  Secretary
               Telecopy Number: (612) 667-4399

          If to the Shareholders:

               Lindeberg Financial Corporation
               P. O. Box 430
               Forest Lake, MN 55025
               Atttention:  Larry Lindeberg and
                    Greg Lindeberg
               Telecopy Number:  464-9422

          With a copy to:

               Robert B. Whitlock, Esq.
               Fredrikson & Byron, P. A.
               1100 International Centre
               900 Second Avenue South
               Minneapolis, MN 55402-3397
               Telecopy Number: (612) 347-7077


or to such other address with respect to a party as such party shall notify the other in writing as above provided.

     8. SUCCESSORS AND ASSIGNS. This Investment Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but shall not be assignable by either party hereto without the prior written consent of the other party hereto.

     9. GOVERNING LAW. This Investment Agreement shall be governed by, and construed and enforced in accordance with the laws of the State of Minnesota.

     10. COUNTERPARTS. This Investment Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute but one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Investment Agreement as of the date first above written.

NORWEST CORPORATION                 SHAREHOLDERS


By:  /s/Margaret L. Halfman             /s/ Larry R. Lindeberg
     ----------------------             -----------------------
Its:    Assistant Secretary
        -------------------
                                       /s/ Mary Carol Lindeberg
                                       ------------------------

                                       /s/ Gregory J. Lindeberg
                                       ------------------------

                                      /s/ Laurie Fritzinger
                                      -------------------------

                                      /s/ Nicholas Lindeberg
                                      -------------------------

                                      /s/ Mark Lindeberg
                                      -------------------------

                                AMENDMENT NO. 1
                                       TO
                              INVESTMENT AGREEMENT


     THIS AMENDMENT NO. 1 to that certain INVESTMENT AGREEMENT dated as of February 2,1994, among NORWEST CORPORATION, a Delaware corporation ("Norwest"), LARRY R. LINDEBERG, MARY CAROL LINDEBERG, GREGORY J. LINDEBERG, LAURIE FRITZINGER, NICHOLAS LINDEBERG, and MARK LINDEBERG (referred to herein individually as a "Selling Stockholder" and collectively as "Selling Stockholders") is made as of the 28th day of July, 1994.

     WHEREAS the Selling Stockholders hold in the aggregate 413,599 shares (the "Shares") of the common stock of Norwest (par value $1-2/3 per share) ("Norwest Common Stock"), which Shares were issued to the Selling Stockholders pursuant to the Investment Agreement upon the consummation of the merger of a wholly-owned subsidiary of Norwest with and into Lindeberg Financial Corporation in reliance on one or more exemptions from registration under the Securities Act of 1993, as amended (the "Securities Act").

     WHEREAS the Investment Agreement sets forth certain representations, agreements and undertakings of the Selling Stockholders for the purpose of qualifying the Shares for such exemptions from registration and also sets forth Norwest's agreement to register the Shares under the Securities Act, subject to certain terms and conditions of such registration rights.

     WHEREAS pursuant to the Investment Agreement, Norwest filed a Registration Statement on Form S-3 on behalf of the Selling Stockholders covering the Shares with the Securities and Exchange Commission (the "SEC") on June 15, 1994, which Registration Statement was amended by Amendment No. 1 thereto filed on July 28, 1994 (collectively and as further amended the "Registration Statement"). The SEC is requiring that the Registration Statement be further amended as a condition to its effectiveness to provide certain disclosures regarding option and other derivative securities transactions in connection with the distribution of the Shares.

     WHEREAS the Selling Stockholders do not intend to enter into such option or other derivative securities transactions and therefore desire to amend the Investment Agreement as set forth in this Amendment No. 1 in order to clarify such intent.

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable considerations, the receipt and sufficiency of which is hereby acknowledged, each of the Selling Stockholders jointly and severally covenant and agree with Norwest as follows:

  1. PROHIBITION ON TRANSFERS BY MEANS OF OPTIONS OR OTHER DERIVATIVE
SECURITIES.

     (a) No "Transfer" (as that term is defined in Section 3(a) of the Investment Agreement) of the Shares may be made (i) in any transaction exempt from registration under the Securities Act by means of an option or other derivative securities transaction, or (ii) to the public except in an "ordinary trading transaction." As used in this Investment Agreement, an "ordinary trading transaction" means a sale of the Shares on a nationally-recognized securities exchange using the services of a broker-dealer registered in the state where the Transfer is to occur, and without the use of special selling efforts or methods, but does not include the writing of options or other derivative securities on the Shares (whether or not such options or other derivative securities are listed on an options or other securities exchange, or are traded or entered into in over-the-counter transactions or otherwise.)

     (b) The Selling Stockholders will include, in any Notice of a proposed Transfer provided to Norwest pursuant to Section 3(b) of the Investment Agreement, (i) a representation to the effect that the Transfer will constitute an "ordinary trading transaction" as defined in paragraph (a) of Section 1 of this Amendment No. 1 if the proposed Transfer is to be made to the public pursuant to the Registration Statement; or (ii) a representation to the effect that such proposed Transfer does not involve and will not be effected by means of an option or other derivative securities transaction if the proposed Transfer is to be made in a private transaction other than pursuant to the Registration Statement. The Selling Stockholders will also include substantially similar representations in the representation letter provided to the Transfer Agent for the Shares pursuant to Section 3(e) of the Investment Agreement following a Transfer. The Selling Stockholders further agree to take such other actions and provide such further assurances as Norwest may reasonably request to evidence the Selling Stockholders' performance of their agreements set forth in this Amendment No. 1.

     (c) Norwest shall have the right, by means of an appropriate additional legend on the certificates evidencing the Shares and/or stop transfer instruction to the Transfer Agent for the Shares, to prohibit the transfer of the Shares to any person who may have acquired any interest therein by exercise of any rights under an option agreement or any other agreement relating to any other derivative securities transaction prohibited by this Amendment No. 1.

  2. INDEMNIFICATION. The Selling Stockholders jointly and severally agree to indemnify and hold harmless Norwest, each officer of Norwest who signs the Registration Statement, each director of Norwest and each other person selling Shares pursuant to the Registration Statement (and each person, if any, who controls such other person within the meaning of Section 15 of the Securities Act and each officer, director or partner of such person) to the fullest extent contemplated by, and in accordance with the procedures set forth in Section 6 of the Investment Agreement, from and against any claims, losses, damages or liabilities to which Norwest (or any such officer, director or other person) may become subject (under the Securities Act, the Securities Exchange Act of 1934, or otherwise), insofar as such claims, losses, damages or liabilities arise out of, or are based upon a breach of the Selling Stockholders' agreements set forth in this Amendment No.1 to the Investment Agreement or in connection with any purported Transfer of the Shares contrary to the provisions of Section 1 of this Amendment No. 1.

  3. NO FURTHER AMENDMENTS. Except as set forth herein, the Investment Agreement has not been further amended or modified, and remains in full force and effect. Wherever used in the Investment Agreement or the Registration Statement, the term "Investment Agreement" shall mean the Investment Agreement as amended by this Amendment No. 1.

  4. MISCELLANEOUS.

     (a) Successors and Assigns. This Amendment No. 1 shall be binding upon the parties hereto and their respective successors and assigns, but the rights granted hereunder shall not be assignable by any Shareholder by operation of law or otherwise without the prior written consent of Norwest.

     (b) Governing Law. This Amendment No. 1 shall be governed by, and construed and enforced in accordance with the laws of the State of Minnesota.

     (c) Counterparts. This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute but one instrument.

     (d) Captions. The captions contained in this Amendment No. 1 are for convenience of reference only and do not form a part of the Amendment No. 1.


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                              INTENTIONALLY BLANK]

  IN WITNESS WHEREOF, the parties hereto have executed this Investment Agreement as of the date first above written.

NORWEST CORPORATION                        SHAREHOLDERS


By:   /s/ Laurel A. Holschuh               /s/ L. R. Lindeberg
      ----------------------               ------------------------
Its:  /s/ Senior Vice President
      -------------------------
                                           /s/ Mary Carol Lindeberg
                                           ------------------------

                                           /s/ Laurie M. Fritzinger
                                           ------------------------

                                           /s/ Nicholas Lindeberg
                                           ------------------------

                                           /s/ Mark Lindeberg
                                           ------------------------

                                           /s/ Gregory L. Lindeberg
                                           ------------------------